RYDEX CAPITAL PARTNERS SPHINX FUND

                        SUPPLEMENT DATED AUGUST 30, 2004
   TO THE RYDEX CAPITAL PARTNERS SPHINX FUND PROSPECTUS, DATED AUGUST 1, 2004

This supplement provides new and additional information relating to the Rydex Capital Partners SPhinX Fund (the "Fund") beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
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The date on the Prospectus is replaced with "August 30, 2004," as is the reference to the date of the Statement of Additional Information.

Any reference to the Fund being "newly organized" is deleted. The Fund commenced operations on June 30, 2003.

The following paragraphs will replace the existing paragraphs on page ii of the Prospectus under the heading "RYDEX DISTRIBUTORS, INC.".

                           Advisory and Administration Fees. The Fund pays Rydex an investment advisory fee (the "Advisory Fee") paid monthly in arrears at the annual rate of 1.75% of the value of the Fund's net assets determined as of the beginning of each month. See "Management of the Fund-General."

                           In addition, the Fund pays Rydex a fee paid monthly in arrears at the annual rate of 0.20% of the value of the Fund's net assets, determined as of the beginning of each month, in consideration for certain administrative services provided to the Fund. See "Management of the Fund-Administrative Services."

In addition, with respect to any references to the timing of the payment of fees under the Advisory Agreement or the Administration Agreement, all such fees are calculated and paid monthly in arrears.

The following sentence is added to the end of the existing second paragraph under the heading "PROSPECTUS SUMMARY - FUND EXPENSES" on page 4 of the Prospectus.

                           The Fund would also seek exemptive relief from the SEC to the extent necessary to permit such Portfolio Account advisory arrangements. There can be no assurance that such relief would be granted.

The following paragraph will replace the existing paragraph on page 4 of the Prospectus under the heading "PROSPECTUS SUMMARY - ADMINISTRATIVE SERVICES."

                           Pursuant to an Administration Agreement between the Fund and Rydex, the Fund pays Rydex a fee computed and paid monthly in arrears at the annual rate of 0.20% of the Fund's net assets (the "Administration Fee"), determined as of the beginning of each month, in consideration for certain administrative services provided to the Fund Including, among others: fund accounting; providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements; coordinating and organizing meetings of the Board and meetings of shareholders; and maintaining and preserving certain books and records of the Fund. Rydex has, at its own expense, retained Forum Administrative Services, LLC and Forum Accounting Services, LLC to provide certain of these services. See "Management of the Fund--Administrative Services."

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The following sentence is added to the end of the existing second paragraph under the heading "PROSPECTUS SUMMARY - REPURCHASES OF SHARES" on page 8 of the Prospectus.

                           Nonetheless, the minimum account balance requirement will be waived in any situation where such waiver is required by applicable law.

The following paragraph is added to the bullet point list on pages 8 and 9 of the Prospectus under the heading "PROSPECTUS SUMMARY - RISKS AND SPECIAL CONSIDERATIONS."

         o A Portfolio Fund is an unregistered investment company managed by one (or more) of the Portfolio Managers identified by Standard & Poor's. These unregistered funds are typically majority owned, and administered, by PlusFunds, and advised by the Portfolio Managers. The Portfolio Funds are the underlying components of the Index as determined by Standard & Poor's.

The following footnotes 2 and 3 replace the existing footnotes 2 and 3 under the "SUMMARY OF FUND EXPENSES" on page 11 of the Prospectus.

(2) Reflects all ordinary operating expenses of the Fund, other than the Advisory Fee and the Administration Fee, and includes organizational expenses that will be borne by investors solely during the first year of the Fund's operations. Excluding organization expenses and offering costs, Other Expense and Total Annual Fund Expenses were 0.59% and 2.54%. See "Management of the Fund - Fund Expenses." In addition, the Fund indirectly bears additional fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

(3) Through July 31, 2005, Rydex has contractually agreed to waive its fees or to pay or absorb the ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses of the Fund (but excluding interest expense, brokerage commissions, indirect fees associated with the Fund's investment in Portfolio Funds and extraordinary expenses) to not more than 1.95% per annum of the average monthly net assets of the Fund (the "Expense Limitation"). The Expense Limitation may not be modified or eliminated except with the approval of the Board of Trustees of the Fund. See "Management of the Fund - Fund Expenses."

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The reference to "shares of ETFs" in the first paragraph under the heading
"INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES - DERIVATIVES" on page 40 of the Prospectus is deleted.




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